Exhibit 10.63

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of October 29, 2024 (the “Effective Date”), made by and between Odyssey Health, Inc., a Nevada corporation (together with its successors and assigns, the “Pledgor”) and Mast Hill Fund, L.P., a Delaware limited partnership (together with its successors and assigns, the “Pledgees”).

WHEREAS:

A. Pledgor and Pledgees are the parties to that certain promissory note dated December 13, 2022, in the original principal amount of $870,000.00 (as amended from time to time, the “Note”); and

B. Pledgor entered into an asset purchase agreement with Oragenics, Inc., a Florida corporation (the “Company”), on or around October 4, 2023, as further described in the Form 8-K filed by the Pledgor on October 5, 2023 (the “Asset Purchase Agreement”), pursuant to which the Pledgor received 8,000,000 shares of Series F convertible preferred stock of the Company at closing (the “Total Preferred Shares”, and collectively with all securities into which the Preferred Shares are converted, exercised, or exchanged into, including but not limited to any shares of common stock of the Company, the “Common Shares”); and

C. Pledgor and Pledgees entered into that certain amendment no. 3 to the Note on October 29, 2024, pursuant to which the Company agreed to enter into this Agreement and provide a pledge to the Pledgees of, and the grant to the Pledgees of a security interest in, 1,000,000 of the Total Preferred Shares (the “Preferred Shares”, and collectively with all of the Common Shares or other securities into which the Preferred Shares are converted or exchanged into, “Reserved Shares”).

NOW, THEREFORE, in consideration of the premises and the agreements herein contained and in order to induce the Pledgees to consent to the Asset Purchase Agreement, Pledgor hereby agrees with the Pledgees, as follows, which shall be effective as of the Effective Date:

SECTION 1. Definitions. All terms used in this Agreement which are defined in the Note, Article 8 or Article 9 of the Uniform Commercial Code (the “UCC”) currently in effect in the State of Nevada and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the UCC as in effect in the State of Nevada on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute. In addition, unless otherwise defined herein, terms not otherwise defined herein shall have the meanings herein as set forth in the securities purchase agreement entered into by and among the Pledgor and Pledgees in connection with the Note (the “Purchase Agreement”).

SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), Pledgor hereby pledges and assigns to Pledgees, and grant to Pledgees a continuing security interest in, such Pledgor’s right, title and interest in and to the Reserved Shares, the certificates representing such Reserved Shares, if any, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Reserved Shares (collectively, the “Pledged Collateral”).

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SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Obligations”): the prompt payment to Pledgees, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of any interest, principal and other penalties, damages, costs, fees, expenses or charges of, or arising under, the Note and the other transaction documents entered in connection with the Note (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of Pledgor, subject to applicable bankruptcy laws and any orders of the bankruptcy court), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due to Pledgees under the Note and the other transaction documents entered into in connection with the Note.

SECTION 4. Reservation of the Pledged Collateral.

4.1 Reservation of Reserved Shares. Pledgor shall hold the number of Reserved Shares set forth in this Agreement as collateral in favor of the Pledgees. If Pledgees elect, by written notice to the Pledgor, to pay the Company’s transfer agent’s fees for the processing and production of a statement to reflect the Reserved Shares in the name of the Pledgees, then Pledgor shall cause the Company’s transfer agent to comply with such request within thirty (30) calendar days after Pledgees pay such transfer agent fees.

4.2Rights as Beneficiary. If Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate or book-entry certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-oft), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property, (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property or securities received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to Pledgees to hold as, Pledged Collateral and shall be received in trust for the benefit of the Pledgees, shall be segregated from Pledgor’s other property and shall be delivered forthwith to Pledgees in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Pledgees as Pledged Collateral and as further collateral security for the Obligations.

SECTION 5. [Intentionally Omitted].

SECTION 6. Representations and Warranties. Pledgor represents and warrants as follows:

(a) The execution, delivery, and performance by the Pledgor of this Agreement and the exercise by any Pledgees of any of its rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and do not and will not result in or require the creation of any lien upon or with respect to any of its properties other than pursuant to this Agreement.

(b) The Pledgor is and will be at all times the beneficial owner of the Pledged Collateral free and clear of any lien or option, except as provided by this Agreement.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or the exercise by any Pledgees of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

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(d) This Agreement creates a valid security interest in favor of the Pledgees in the Pledged Collateral, as security for the Obligations. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtain rights after the date hereof, will be, a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for Pledgees’ having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

SECTION 7. Covenants as to the Pledged Collateral. So long as any of the Obligations shall remain outstanding, each Pledgor will:

(a) keep adequate records concerning the Pledged Collateral and permit Pledgees or any agents or representatives of Pledgees during regular business hours and from time to time to examine and make copies of and abstracts from such records;

(b) at its expense, promptly deliver to Pledgees a copy of each notice or other communication received by the Pledgor in respect of the Pledged Collateral (including but not limited to notices from the Company regarding a stock dividend, stock split, stock combination, rights offering, reclassification, or similar transaction with respect to the Pledged Collateral);

(c) at its expense, defend Pledgees’ right, title and security interest in and to the Pledged Collateral against the claims of any person or entity;

(d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Pledgees may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, or (ii) enable Pledgees to exercise and enforce the Pledgees’ rights and remedies hereunder in respect of the Pledged Collateral;

(e) not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein without the prior written consent of the Pledgees;

(f) not create or suffer to exist any lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

(g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto;

(h) not take or fail to take any action which would in any manner impair the value of Pledgees’ security interest in any Pledged Collateral, except in the ordinary course of business or as required by law; and

(i) not take or fail to take any action which would in any manner impair the enforceability of Pledgees’ security interest in any Pledged Collateral.

SECTION 8. Voting Rights, Etc. in Respect of the Pledged Collateral.

(a) So long as no Event of Default (as defined in this Agreement) (each an “Event of Default”) or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred:

(i) Pledgor may exercise any and all voting and other consensual rights, if any, pertaining to any Pledged Collateral, if any, for any purpose not inconsistent with the terms of the Note; and

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(ii) Pledgees will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights, if any, which it is entitled to exercise pursuant to Section 8(a)(i) hereof.

(b) Upon (i) the occurrence of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default and (ii) Pledgees provision of written notice to Pledgor:

(i) all rights of Pledgor to exercise the voting and other consensual rights, if any, which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) hereof shall cease, and additionally, all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise such voting and other consensual rights, if any; and

(ii) without limiting the generality of the foregoing, Pledgee may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the Company, or upon the exercise of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, as well as sell, transfer, or dispose of the Pledged Collateral.

(c) “Event of Default” shall mean any Event of Default (as defined in the Note) or Pledgor’s material breach of the provisions of this Agreement (included but not limited to the Pledgor’s failure to take all actions reasonably requested by Pledgees under this Agreement to effectuate an increase to the Reserved Amount as provided in Section 13(h) of this Agreement), in each case that remains uncured for twenty (20) calendar days after Pledgees provision of written notice to Pledgor of the occurrence of such event.

SECTION 9. Additional Provisions Concerning the Pledged Collateral.

(a) Pledgor hereby authorizes Pledgees to file, without the signature of Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

(b) Pledgor hereby irrevocably appoints Pledgees as such Pledgor’s attorney-in-fact and proxy, with full authority, exercisable only on or after the existence of an Event of Default, in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in Pledgees’ discretion, to take any action and to execute any instrument which Pledgees may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 8(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of any of the Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

(c) If Pledgor fails to perform any agreement or obligation contained herein, Pledgees itself may perform, or cause performance of, such agreement or obligation with respect to Pledged Collateral, and the expenses of Pledgees incurred in connection therewith shall be payable by Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

(d) So long as any of the Obligations shall remain outstanding, the Pledgor shall not transfer any securities of the Company to any party other than the Pledgees unless the Pledgees have provided written consent in a signed writing.

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SECTION 10. Indemnity and Expenses. Pledgor agrees to indemnify and hold harmless each of the Pledgees and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified person or entity, claims, losses or liabilities resulting solely and directly from such person or entity’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

SECTION 11. Notices. Whenever notice is required to be given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with the terms of the Note.

SECTION 12. Security lnterest Absolute. To the extent permitted by law, all rights of each of the Pledgees and Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any ancillary agreement or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

SECTION 13. Miscellaneous.

(a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed (including electronically) by Pledgor and Pledgees, and no waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall be effective unless it is in writing and signed (including electronically) by Pledgees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) No failure on the part of Pledgees to exercise, and no delay in exercising, any right hereunder or under any ancillary agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgees provided herein and in the ancillary agreements are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgees under any ancillary agreement against any party thereto are not conditional or contingent on any attempt by any Pledgee to exercise any of its rights under any other document against such party or against any other person or entity.

(c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining portions of such provision or affecting the validity or enforceability of such provision in any other jurisdiction.

(d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on Pledgor and its successors and assigns and shall inure, together with all rights and remedies of Pledgees hereunder, to the benefit of Pledgees and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, Pledgees may assign or otherwise transfer all or any portion of the Note, and its rights under the ancillary agreements, to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Pledgees herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law. Upon any such assignment or transfer, all references in this Agreement to Pledgees shall mean the assignee of any Pledgees. None of the rights or obligations of Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Pledgees, such consent not to be unreasonably withheld or delayed.

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(e) Upon the satisfaction in full of the Obligations prior to the occurrence of an Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral, if any shall be remaining, shall revert to the Pledgor, respectively, and (ii) the Pledgees will, upon Pledgor’s request and at Pledgor’s expense, (A) return to Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the ancillary agreements and (B) execute and deliver to Pledgor, without recourse, representation or warranty, such documents as Pledgor shall reasonably request to evidence such termination.

(f) This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Any action brought by the Pledgor concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in a state or federal court located in the State of Nevada. Any action brought by the Pledgees concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in either (a) a state or federal court located in the State of Nevada, or (b) a state or federal court located in the State of Nevada. Notwithstanding anything in the foregoing to the contrary, nothing herein shall limit, or shall be deemed or construed to limit, the ability of the Pledgees to realize on any collateral or any other security, or to enforce a judgment or other court ruling in favor of the Pledgees, including through a legal action in any court of competent jurisdiction. The Pledgor hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any objection to jurisdiction and venue of any action instituted hereunder, any claim that it is not personally subject to the jurisdiction of any such court, and any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper (including but not limited to based upon forum non conveniens). Each party hereby consents to process being served in any such suit, action or proceeding by certified mail, return receipt requested, to such party at the address in effect for notices to it under the Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(g) For the avoidance of doubt, all references to share amounts in this Agreement are subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of Series F preferred stock of the Company or common stock of the Company (the “Common Stock”), as applicable to the respective references in this Agreement.

(h) Notwithstanding anything herein to the contrary, the Pledgor shall not consent to any amendment by the Company to the rights and designations of the Series F preferred stock of the Company without the written consent of the Pledgees.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

ODYSSEY HEALTH, INC.

By: /s/ Joseph Redmond

Name: Joseph Redmond

Title: Chief Executive Officer

MAST HILL FUND, L.P.

By: /s/ Patrick Hassani

Name: Patrick Hassani

Title: Chief Investment Officer

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